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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 26, 1999
                                                         ----------------

                           America Service Group Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                    0-23340
                            ------------------------
                            (Commission File Number)


                                   21-0332317
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                      (IRS Employer Identification Number)


           105 Westpark Drive, Suite 300, Brentwood, Tennessee 37027
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                    (Address of principal executive offices)


      Registrant's telephone number, including area code: (615) 373-3100
                                                          --------------

                                 Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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     America Service Group, Inc. hereby amends and replaces in their entirety
Item 7(a) and 7(b) of its Report on Form 8-K which was originally filed with the Commission on February 10, 1999.

Item 7.  Financial Statements, Pro Forma
         Financial Information and Exhibits

     (a) Financial Statements

     The EMSA Financial Statements, together with the independent public accountants' reports thereon, will be filed by amendment to this Form 8-K not later than April 9, 1999.

     (b) Pro Forma Financial Information

     The EMSA pro forma financial information will be filed by amendment to this Form 8-K not later than April 9, 1999.

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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.




Date: February 25, 1999



                                    AMERICA SERVICE GROUP, INC.



                                    BY: /s/ Bruce A. Teal
                                       -----------------------------------------
                                       Bruce A. Teal
                                       Senior Vice President And Chief Financial
                                       Officer



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